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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                OCTOBER 6, 2000
                     --------------------------------------
                Date of Report (Date of earliest event reported)

                        INHALE THERAPEUTIC SYSTEMS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                        023556             94-3134940
        -----------------------------   ----------------     -------------------
       (State or other jurisdiction of     (Commission        (I.R.S. Employer
               incorporation)              File Number)     Identification No.)


                               150 Industrial Road
                              San Carlos, CA 94070
                     ---------------------------------------
                    (Address of principal executive offices)

                                 (650) 631-3100
                     ---------------------------------------
              (Registrant's telephone number, including area code)

                         ______________________________
                   (Former name, if changed since last report)

                                       1.
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ITEM 5.  OTHER EVENTS.

     On October 6, 2000, Inhale Therapeutics Systems, Inc. (the "Company") sold, transferred and contributed its interest in land ("Real Property") and improvements ("Improvements") owned by it and located in the city of San Carlos, State of California (collectively, the "Property") for a 49% limited partnership interest in Inhale 201 Industrial Road L.P. and additional consideration valued at approximately $14.4 million. This additional consideration consists of approximately $10.2 million in cash, a promissory note in the principal amount of $3.0 million and a right to receive an additional $1.2 million as reimbursement for completed construction costs previously incurred for the Improvements.

     Simultaneously with the sale of the Improvements and the date of the contribution transaction, the Company entered into a lease arrangement with the Partnership (the "Lease Transaction") pursuant to a Build-to-Suit Lease dated as of September 14, 2000, as amended by the Amendment to Lease dated October 6, 2000, (collectively, the "Lease"). Under the terms of the Lease, the Company will lease the Property back from the Partnership for a period of 16 years. The present value of the total lease obligations under the Lease approximates $46.2 million and will be recorded as a lease liability under the caption of "Capital Lease Financing Obligations." At the conclusion of the 16 years, the Company has one option to renew for an additional ten years, and then a subsequent second option to renew for an additional eight years. At various times throughout the term of the Lease, the Company has the option to increase its limited partnership ownership interest percentage in the Partnership up to 100%. The terms of the Lease contain clauses which constitute continuing involvement under current accounting standards. As a result, the Company intends to treat the Partnership as a special purpose entity and accordingly expects to consolidate the financial statements of the Partnership into the consolidated financial statements of the Company.

                                       2.

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                                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INHALE THERAPEUTIC SYSTEMS, INC.

Dated: October 9, 2000                      By: /s/ Brigid A. Makes
                                            -----------------------------------
                                               Brigid A. Makes,
                                               Chief Financial Officer and
                                               Vice President,
                                               Finance and Administration

                                       3.